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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  June 13, 2002


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


       Delaware              1-2691                      13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 5.   Other Events

American Airlines, Inc. (American) is filing herewith a press release issued on June 13, 2002 by American as Exhibit 99.1 which is included herein. This press release was issued to report the appointment of Jeffrey C. Campbell as Senior Vice President-Finance and Chief Financial Officer of the American.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release




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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  June 13, 2002




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                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

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                                                  Exhibit 99.1
                         Contact:  Corporate Communications
                                   Fort Worth, Texas
                                   817-967-1577

FOR RELEASE:  Thursday, June 13, 2002


          AA NAMES JEFF CAMPBELL TO TOP FINANCE POSITION;
             ANNOUNCES DEPARTURE OF TOM HORTON AS CFO

Editor's Note: A photo of Campbell is available on American's Web site at http://www.amrcorp.com.


     FORT WORTH, Texas - American Airlines today named a 12-year veteran of the company, Jeffrey C. Campbell, 41, as its new Senior Vice President-Finance and Chief Financial Officer. Campbell replaces Thomas W. Horton, 41, who will leave the company to become Senior Executive Vice President and Chief Financial Officer of
AT&T.
     "Jeff Campbell brings a keen intellect and sound judgment to this new assignment," said Don Carty, Chairman and CEO. "In addition, he has a breadth of finance, planning and operational experience, all of which are critical as we go through an exhaustive review of every aspect of our business."
     Campbell joined the company in 1990. He has managed a wide range of functions at American, including corporate finance and banking, corporate development, international planning, airline management services, tax services, financial planning, aircraft fleet transactions, corporate insurance and risk management, and European operations. In addition, he supervised strategic transactions for AMR Corporation, the parent of American.
     Campbell has served as American's Vice President-Europe since January 2000. He previously served as the company's Vice President-Corporate Development and Treasurer.
                             - more -


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AA Names Campbell CFO Replacing Horton
June 13, 2002
Page 2


     "During the past 30 months, Jeff has gained invaluable experience as head of our European division, overseeing all aspects of our European operations in eight countries, and building on many of the strategic alliances he initially helped negotiate, " Carty added. "The Board of Directors and I have enormous confidence in his capabilities."
     Campbell received a B. A. Degree in Economics from Stanford University in 1985 and a Master's in Business Administration from Harvard University in 1990. He and his wife have a daughter and two sons.
     Carty said American was sorry to see Horton leave the company, but wished him well on his departure.
     "We thank Tom for 17 years of exceptional service to our company and we congratulate him on this next phase of his career," Carty said.
     Horton joined American in 1985 as a financial analyst and served in a number of senior positions in finance, treasury and accounting - as well as Vice President-Europe - before being named Senior Vice President-Finance and CFO in January 2000.

                                ###

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               Our address is http://www.amrcorp.com